Exhibit 99.1

Contango ORE Announces Record Date and Annual Meeting Date to Approve the Proposed Joint Venture Transaction with Royal Gold and the Election of Directors

HOUSTON--(BUSINESS WIRE)--December 2, 2014–Contango ORE, Inc. (OTCQB:CTGO) (the “Company”) announced today that stockholders of record at the close of business on December 1, 2014 will be mailed a proxy statement in connection with the proposed joint venture transaction with Royal Gold, Inc. (“Royal Gold”), the election of Directors of the Company and other matters and will be entitled to vote at the annual meeting of stockholders of the Company.  The proxy statement will be mailed to stockholders of the Company on or about December 5, 2014.  Stockholders of the Company are invited to attend the annual meeting at 3700 Buffalo Speedway, Second Floor, Houston, Texas 77098 on January 8, 2015 at 9:30 a.m., Central Time.

The Company previously announced that it had entered into a Master Agreement with Royal Gold for the formation of a joint venture to advance exploration and development of its Tetlin properties, subject to the approval of the Company’s stockholders and the satisfaction of other conditions.  The Master Agreement provides for the contribution by the Company to the joint venture of its Tetlin lease and State of Alaska mining claims near Tok, Alaska prospective for gold and associated minerals, together with other personal property, which are collectively valued at $45.7 million by the joint venture.

The parties anticipate forming a limited liability company to hold the joint venture assets, and the joint venture will be managed by the Management Committee of the Joint Venture Company.  Royal Gold will invest $5 million initially to fund exploration activity, and will have the option to earn up to a 40% economic interest in the joint venture by investing up to $30 million (inclusive of the initial $5 million investment) prior to October 2018.  The proceeds of Royal Gold’s investment will be used by the joint venture for additional exploration and development of the Tetlin properties.  Stockholders of the Company holding beneficial ownership of approximately 39% of the Company’s stock have agreed to vote in favor of the proposed joint venture transaction with Royal Gold.

Brad Juneau, President and CEO of the Company said, “Our Board of Directors has unanimously approved and recommended to stockholders approval of the proposed transaction with Royal Gold that will allow Royal Gold to invest up to $30 million in cash to fund further exploration and development of the Tetlin properties including the Peak discovery zone in our Chief Danny prospect. The additional work may add appreciable value to our interest in the joint venture company, if the exploration and development is successful in delineating a sufficient gold resource that is of commercial size and scale. Royal Gold has demonstrated experience and expertise in the gold industry and we look forward to working with Royal Gold on this venture.”

In addition to voting on the proposed joint venture transaction with Royal Gold, stockholders will be asked to elect a Board of Directors until the next annual meeting of stockholders, ratify the appointment of BDO USA, LLP as independent auditors, and ratify and approve, on a non-binding basis, the compensation of the Company’s executives.  Stockholders of the Company may cast one vote for each share of common stock that they own as of the record date.  The proposal to approve the proposed transaction requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock and entitled to vote at the annual meeting.  The election of Directors and other matters will require an affirmative vote of a majority of the shares present in person or by proxy and voting at the annual meeting.

About Contango

Contango ORE, Inc. is a Houston-based company that engages in the exploration in Alaska for gold and associated minerals. Additional information can be found on our web page at www.contangoore.com.

About Royal Gold

Royal Gold, Inc., together with its subsidiaries, is engaged in the business of acquiring and managing precious metal royalties, metal streams and similar interests.  As of September 30, 2014, Royal Gold’s portfolio consists of 198 properties on six continents, including interests on 37 producing mines and 23 development stage projects.  Royal Gold is publicly traded on the NASDAQ Global Select Market under the symbol “RGLD,” and on the Toronto Stock Exchange under the symbol “RGL.” Royal Gold’s website is located at www.royalgold.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements concerning the proposed joint venture transaction between the Company and Royal Gold, the expected timetable for completing the proposed transaction, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance. Forward-looking statements regarding the Company are intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, based on the Company’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as "expects", “projects”, "anticipates", "plans", "estimates", "potential", "possible", "probable", or "intends", or stating that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resource prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by the Company; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; and the possibility that government policies may change or governmental approvals may be delayed or withheld, including the inability to obtain any mining permits. Additional information on these and other factors which could affect the Company’s exploration program or financial results are included in the Company’s other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. The Company does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed joint venture transaction, the Company has filed a proxy statement and other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED JOINT VENTURE.  You may obtain a free copy of the proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov.  You may also obtain these documents by contacting the Company at 713.877.1311 or the Company’s website.

CONTACT:
Contango ORE, Inc.
Brad Juneau, 713-877-1311
www.contangoore.com